Rule 30a-2(b) CERTIFICATIONS


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The China-U.S. Growth Fund, do hereby certify, to such officer's knowledge, that:

     (1) The semi-annual report on Form N-CSR of the Registrant for the period ended April 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The China-U.S. Growth Fund.


Dated: June 28, 2005

/s/ Dan C. Chung
    -------------
    Dan C. Chung
    President
    The China-U.S. Growth Fund


Dated: June 28, 2005



/s/ Frederick A. Blum
    -------------------
    Frederick A. Blum
    Treasurer
    The China-U.S. Growth Fund



Dated: June 28, 2005


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.